UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2024 (April 29, 2024)

Carriage Services, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-11961	76-0423828
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3040 Post Oak Boulevard, Suite 300
Houston, Texas 77056
(Address, including zip code, of principal executive offices)

Registrant's telephone number, including area code:
     (713) 332-8400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $.01 per share	CSV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                                         Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
In the press release dated May 1, 2024, Carriage Services, Inc. (the “Company”) announced and commented on its financial results for its quarter ended March 31, 2024. A copy of the press release issued by the Company is attached hereto as Exhibit 99.1 and incorporated by this reference.
The Company’s press release dated May 1, 2024, contains non-GAAP financial measures. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with United States generally accepted accounting principles, or GAAP. Pursuant to the requirements of Regulation G, the Company has provided quantitative reconciliations within the press release of the non-GAAP financial measures to the most directly comparable GAAP financial measures.
ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(e) Amendments to Employment Agreements for certain Named Executive Officers
On April 29, 2024, upon the recommendation of the Compensation Committee of the Board of Directors (the “Board”), the Company and Paul D. Elliott, the Company’s Senior Vice President and Regional Partner, entered into a written amendment to Mr. Elliott’s employment agreement dated November 5, 2019, as previously amended. The written amendment, among other things, (i) extends the term of Mr. Elliott’s current employment agreement to December 31, 2026, (ii) revises the amount of cash severance payable to Mr. Elliott following an involuntary termination without cause not within a corporate change in control period, providing for the continuation of Mr. Elliott’s base salary for a period of twelve (12) months, (iii) changes all post-employment restrictive convents (non-compete, non-solicitation and non-recruitment) periods from two (2) years to one (1) year from the effective date of termination, and (iv) replaces the prior treatment of potential reductions of parachute payments (as defined in Section 280G of the Internal Revenue Code) with a “net-best” cut-back provision, which provides for any potential parachute payment and benefits to be reduced to the maximum amount that does not trigger an excise tax, unless the executive would be better off, on an after-tax basis, receiving all payments and benefits and personally paying all excise and income taxes. This amendment is consistent with the Company’s compensation practice that no executive will receive any tax gross up payment upon a potential change-in-control.
On April 30, 2024, upon the recommendation of the Compensation Committee of the Board, the Company and L. Kian Granmayeh, the Company’s Executive Vice President, Chief Financial Officer (Principal Financial Officer) and Treasurer, entered into a written amendment to Mr. Granmayeh’s employment agreement dated March 13, 2023, as previously amended. The written amendment, among other things, (i) extends the term of Mr. Granmayeh’s current employment agreement to December 31, 2026, (ii) revises the amount of cash severance payable to Mr. Granmayeh following an involuntary termination without cause (other than due to death or disability) not within a corporate change in control period, providing for the continuation of Mr. Granmayeh’s base salary for a period of twelve (12) months, and (iii) revises all post-employment restrictive convent (non-compete, non-solicitation and non-recruitment) periods from two (2) years to one (1) year from the effective date of termination.
On April 30, 2024, upon the recommendation of the Compensation Committee of the Board, the Company and Shawn R. Phillips, the Company’s Senior Vice President and Regional Partner, entered into a written amendment to Mr. Phillips’ employment agreement dated November 5, 2019, as previously amended. The written amendment, among other things, (i) revises the amount of cash severance payable to Mr. Phillips following an involuntary termination without cause not within a corporate change in control period, providing for the continuation of Mr. Phillips’ base salary for a period of twelve (12) months, and (ii) changes all post-employment restrictive convents (non-compete, non-solicitation and non-recruitment) periods from two (2) years to one (1) year from the effective date of termination.
The foregoing summary of the material terms of the amendments to each of Mr. Elliot’s, Mr. Granmayeh’s, and Mr. Phillips’ respective employment agreements does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the amendments, copies of which are filed as Exhibits 10.1, 10.2 and 10.3, respectively, hereto and incorporated by reference.
In accordance with General Instruction B.2 of Form 8-K, the foregoing information, including the press release attached hereto as Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities of that Section, nor shall such information, including Exhibit 99.1, be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit	Description

10.1	Second Amendment to Employment Agreement dated April 29, 2024, by and between Carriage Services, Inc. and Paul D. Elliott.
10.2	Second Amendment to Employment Agreement dated April 30, 2024, by and between Carriage Services, Inc. and L. Kian Granmayeh.
10.3	Third Amendment to Employment Agreement dated April 30, 2024, by and between Carriage Services, Inc. and Shawn R. Phillips.
99.1	Press Release dated May 1, 2024.
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Carriage Services, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARRIAGE SERVICES, INC.

Dated: May 1, 2024	By:	/s/ Steven D. Metzger
Steven D. Metzger
President and Secretary